Rydex Variable Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated July 31, 2026

High Yield Strategy Fund

(the “Fund”)

to the currently effective Summary Prospectus and Statutory Prospectus, each dated May 1, 2026,

as supplemented from time to time (together, the “Prospectus”)

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective August 1, 2026, the “Average Annual Total Returns” table under the heading “Performance Information” in the Fund’s “Fund Summary” is revised as follows to add the ICE BofA US Cash Pay High Yield (7-10 Y) Index as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Fund’s adviser, Security Investors, LLC (the “Advisor”), believes is representative of the Fund’s investment universe. Prior to August 1, 2026, the Bloomberg U.S. Corporate High Yield Index served as an additional comparative index for the Fund’s returns. The Advisor believes that the ICE BofA US Cash Pay High Yield (7-10 Y) Index better represents the Fund’s investment universe. The Fund continues to use the Bloomberg U.S. Aggregate Bond Index as the broad-based securities market index intended to represent the overall market.

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended December 31, 2025)

	1 Year	5 Years	10 Years

High Yield Strategy Fund	9.87%	3.52%	4.77%

Indexes

Bloomberg U.S. Aggregate Bond Index[1] (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%

ICE BofA US Cash Pay High Yield (7-10 Y) Index (reflects no deduction for fees, expenses or taxes)[2]	9.93%	3.08%	5.87%

Bloomberg U.S. Corporate High Yield Index[3] (reflects no deduction for fees, expenses or taxes)	8.62%	4.51%	6.53%
1

The Bloomberg U.S. Aggregate Bond Index is a broad-based market index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

2

The ICE BofA US Cash Pay High Yield (7-10 Y) Index measures the performance of U.S. dollar-denominated, below-investment-grade corporate bonds (junk bonds) with maturities between 7 and 10 years the issuers of which make regular cash interest payments rather than deferring them.

3

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded.

Please retain this supplement for future reference.

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